SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	May 6, 2017

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.	☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 6, 2017, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were six items acted on at that meeting as follows: 1) Election of Directors; 2) A non-binding resolution to approve the compensation of Berkshire’s Named Executive Officers; 3) A non-binding resolution to determine the frequency with which shareholders shall be entitled to have an advisory vote on executive compensation; 4) a shareholder proposal with respect to the disclosure of Berkshire’s policies and procedures for making political contributions and the reporting of political contributions; 5) a shareholder proposal requesting the issuance of a report with respect to Berkshire’s policies, plans and actions to measure, monitor, mitigate, disclose and set quantitative reduction targets for methane emissions resulting from all operations; and 6) a shareholder proposal requiring that Berkshire divest its holdings in companies involved in the extracting, processing, and/or burning of fossil fuels within 12 years. Berkshire’s shareholders reelected all of Berkshire’s directors in an uncontested election. Following are the votes cast for and against each director.

Proposal 1 – Election of Directors

	For	Against
Warren E. Buffett	627,292	4,354
Charles T. Munger	623,083	8,563
Howard G. Buffett	623,223	8,422
Stephen B. Burke	630,448	1,197
Susan L. Decker	628,131	3,514
William H. Gates III	629,313	2,332
David S. Gottesman	628,315	3,331
Charlotte Guyman	628,470	3,175
Thomas S. Murphy	627,249	4,397
Ronald L. Olson	623,213	8,432
Walter Scott, Jr.	619,314	12,331
Meryl B. Witmer	629,674	1,971

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Advisory vote on executive compensation	627,987	1,842	1,817

	1 year	2 years	3 years	Abstain
Proposal 3 – Advisory vote on the frequency of an advisory vote on executive compensation	136,636	2,007	490,504	2,496

	For	Against	Abstain
Proposal 4 – Shareholder proposal	69,301	556,826	5,517

	For	Against	Abstain
Proposal 5 – Shareholder proposal	61,655	557,984	12,006

	For	Against	Abstain
Proposal 6 – Shareholder proposal	7,987	613,022	10,636

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2017	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer